UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2005

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-32053	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street, New York, New York 10013
(Address of principal executive offices) (Zip Code)
Registrant's telephone number including area code (212) 816-7496.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the TIERS Principal-Protected Asset Backed Certificates Trust Series Telecom 2000-13.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

1.	Trustee’s Report with respect to the November 29, 2005 Distribution Date for the TIERS Principal-Protected Asset Backed Certificates Trust Series Telecom 2000-13

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Gladys Zacchino ________________________________
Name: Gladys Zacchino
Title: Authorized Signatory

November 29, 2005

EXHIBIT INDEX

Exhibit		Page
1	Trustee’s Report with respect to the November 23, 2005 Distribution Date for the TIERS Principal-Protected Asset Backed Certificates Trust Series Telecom 2000-13	5

Exhibit 1

To the Holders of:
TIERS Principal-Protected Trust Certificates Due November 29, 2005

*CUSIP:	G88653509

U.S. Bank National Association, Cayman Islands Branch, as Trustee (the Trustee”) for the TIERS Principal-Protected Asset Backed Certificates Trust Series Telecom 2000-13 (the “Trust”), hereby gives notice with respect to the Final Scheduled Distribution Date of November 29, 2005 (the “Final Distribution Date”) as follows:

1.

The amount of the distribution (the “Final Distribution”) payable to the Certificateholders on the Final Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Certificate, is as set forth below:

Principal	Premium on Sale of Term Assets	Interest	Supplemental Distribution	Total Distribution
$1,000.000000	$2.562500	$0.000000	$0.087545	$1,002.650045

2.	The amount of aggregate interest due and not paid as of the Final Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	All of the Term Assets were sold for settlement on the Final Scheduled Distribution Date. Following such settlements, no Term Assets are held for this Trust.

5.	Following the Final Distribution, $0 aggregate Certificate Principal Balance was outstanding and the Trust terminated.

Following the Final Distribution, the Notional Amount of the ISDA Master Agreement, the Schedule thereto and the Confirmation thereto (together the “Swap”) dated November 29, 2000 between Citigroup Global Markets Holdings Inc. (formerly Salomon Smith Barney Holdings Inc.) and the Trustee is $0. Payments to the Trust under the Swap were guaranteed pursuant to terms of a financial guaranty insurance policy issued by AMBAC Assurance Corporation (the “Policy”). The Policy will terminate according to its terms.

U.S. Bank National Association, Cayman Islands Branch, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.